Exhibit 99.2

American Express Company	(Preliminary)
Consolidated Statements of Income
(Millions, except percentages and per share amounts)

	Q2'23	Q1'23	Q4'22	Q3'22	Q2'22	YOY % change	FY'23	FY'22	YOY % change
Non-interest revenues
Discount revenue	$8,481	$7,947	$8,183	$7,848	$7,873	8	$16,428	$14,708	12
Net card fees	1,789	1,713	1,625	1,541	1,481	21	3,502	2,904	21
Service fees and other revenue	1,232	1,218	1,181	1,169	1,265	(3)	2,450	2,171	13
Processed revenue	447	420	429	420	416	7	867	788	10
Total non-interest revenues	11,949	11,298	11,418	10,978	11,035	8	23,247	20,571	13
Interest income
Interest on loans	4,213	3,939	3,623	3,164	2,707	56	8,152	5,180	57
Interest and dividends on investment securities	34	30	34	27	22	55	64	35	83
Deposits with banks and other	528	447	308	183	70	#	975	104	#
Total interest income	4,775	4,416	3,965	3,374	2,799	71	9,191	5,319	73
Interest expense
Deposits	1,196	994	778	440	187	#	2,190	309	#
Long-term debt and other	474	439	429	356	252	88	913	451	#
Total interest expense	1,670	1,433	1,207	796	439	#	3,103	760	#
Net interest income	3,105	2,983	2,758	2,578	2,360	32	6,088	4,559	34
Total revenues net of interest expense	15,054	14,281	14,176	13,556	13,395	12	29,335	25,130	17
Provisions for credit losses
Card Member receivables	230	222	244	165	138	67	452	218	#
Card Member loans	923	786	757	596	272	#	1,709	161	#
Other	45	47	26	17	—	—	92	(2)	#
Total provisions for credit losses	1,198	1,055	1,027	778	410	#	2,253	377	#
Total revenues net of interest expense after provisions for credit losses	13,856	13,226	13,149	12,778	12,985	7	27,082	24,753	9

Expenses
Card Member rewards	3,956	3,766	3,729	3,571	3,591	10	7,722	6,702	15
Business development	1,388	1,393	1,302	1,194	1,404	(1)	2,781	2,447	14
Card Member services	949	983	881	774	678	40	1,932	1,304	48
Marketing	1,408	1,341	1,274	1,458	1,502	(6)	2,749	2,726	1
Salaries and employee benefits	1,875	2,014	2,034	1,748	1,816	3	3,889	3,470	12
Professional services	467	440	601	500	501	(7)	907	973	(7)
Data processing and equipment	677	660	732	651	623	9	1,337	1,223	9
Other, net	402	462	725	423	327	23	864	653	32
Total expenses	11,122	11,059	11,278	10,319	10,442	7	22,181	19,498	14
Pretax income	2,734	2,167	1,871	2,459	2,543	8	4,901	5,255	(7)
Income tax provision	560	351	299	580	579	(3)	911	1,192	(24)
Net income	$2,174	$1,816	$1,572	$1,879	$1,964	11	$3,990	$4,063	(2)
Net income attributable to common shareholders (A)	$2,142	$1,788	$1,546	$1,851	$1,934	11	$3,930	$4,003	(2)
Effective tax rate	20.5%	16.2%	16.0%	23.6%	22.8%		18.6%	22.7%

Earnings Per Common Share
Basic
Net income attributable to common shareholders	$2.89	$2.41	$2.08	$2.47	$2.57	12	$5.30	$5.30	—
Average common shares outstanding	740	743	745	748	752	(2)	741	755	(2)
Diluted
Net income attributable to common shareholders	$2.89	$2.40	$2.07	$2.47	$2.57	12	$5.29	$5.30	—
Average common shares outstanding	741	744	746	749	753	(2)	742	756	(2)
Cash dividends declared per common share	$0.60	$0.60	$0.52	$0.52	$0.52	15	$1.20	$1.04	15
# - Denotes a variance of 100 percent or more.

See Appendix III for footnote references

American Express Company	(Preliminary)
Consolidated Balance Sheets and Related Statistical Information
(Billions, except percentages, per share amounts and where indicated)

	Q2'23	Q1'23	Q4'22	Q3'22	Q2'22	YOY % change
Assets
Cash & cash equivalents	$43	$41	$34	$31	$26	65
Card Member receivables, less reserves	58	57	57	55	56	4
Card Member loans, less reserves	110	105	104	96	92	20
Investment securities	4	4	5	5	4	—
Other (B)	30	29	28	28	27	11
Total assets	$245	$236	$228	$215	$205	20

Liabilities and Shareholders' Equity
Customer deposits	$123	$121	$110	$103	$96	28
Short-term borrowings	2	2	1	2	2	—
Long-term debt	47	41	43	42	40	18
Other (B)	46	46	49	44	44	5
Total liabilities	218	210	203	191	182	20

Shareholders' Equity	27	26	25	24	23	17
Total liabilities and shareholders' equity	$245	$236	$228	$215	$205	20

Return on average equity (C)	33.0%	28.7%	32.3%	31.9%	34.4%
Return on average common equity (C)	34.6%	30.1%	34.1%	33.6%	36.5%
Book value per common share (dollars)	$34.11	$32.84	$31.12	$29.92	$28.82	18

See Appendix III for footnote references

American Express Company	(Preliminary)
Consolidated Capital

	Q2'23	Q1'23	Q4'22	Q3'22	Q2'22
Shares Outstanding (in millions)
Beginning of period	743	743	747	751	755
Repurchase of common shares	(7)	(1)	(4)	(4)	(4)
Net impact of employee benefit plans and others	—	1	—	—	—
End of period	736	743	743	747	751

Risk-Based Capital Ratios - Basel III ($ in billions)
Common Equity Tier 1/Risk Weighted Assets (RWA)	10.6%	10.6%	10.3%	10.6%	10.3%
Tier 1	11.4%	11.4%	11.1%	11.5%	11.2%
Total	13.1%	13.1%	12.8%	13.3%	13.0%

Common Equity Tier 1	$21.8	$21.1	$20.0	$19.3	$18.5
Tier 1 Capital	$23.4	$22.7	$21.6	$20.9	$20.2
Tier 2 Capital	$3.4	$3.3	$3.3	$3.2	$3.2
Total Capital	$26.8	$26.0	$24.9	$24.1	$23.4
RWA	$205.3	$198.7	$194.4	$181.7	$179.2
Tier 1 Leverage	9.9%	10.0%	9.9%	10.1%	10.3%
Average Total Assets to calculate the Tier 1 Leverage Ratio (D)	$237.0	$226.1	$218.6	$207.6	$195.8

See Appendix III for footnote references

American Express Company	(Preliminary)
Selected Card Related Statistical Information
(Billions, except percentages and where indicated)

	Q2'23	Q1'23	Q4'22	Q3'22	Q2'22	YOY % change	FY'23	FY'22	YOY % change
Network volumes (E)	$426.6	$398.9	$413.3	$394.4	$394.8	8	$825.5	$745.1	11
Billed business (E)	$368.1	$345.5	$357.4	$339.0	$340.9	8	$713.6	$641.9	11
Processed volumes (E)	$58.5	$53.4	$55.9	$55.4	$53.9	9	$111.9	$103.2	8

Card Member loans	$114.6	$109.1	$108.0	$99.0	$95.4	20	$114.6	$95.4	20

Cards-in-force (millions) (F)	137.9	135.7	133.3	131.4	127.5	8	137.9	127.5	8
Proprietary cards-in-force	79.3	78.0	76.7	75.6	74.2	7	79.3	74.2	7

Basic cards-in-force (millions) (F)	116.0	113.7	111.5	109.9	106.1	9	116.0	106.1	9
Proprietary basic cards-in-force	61.0	60.1	59.1	58.2	56.9	7	61.0	56.9	7

Average proprietary basic Card Member spending (dollars)	$6,075	$5,792	$6,087	$5,886	$6,052	—	$11,869	$11,512	3

Average fee per card (dollars) (G)	$91	$88	$85	$82	$81	12	$90	$80	13

See Appendix III for footnote references

American Express Company	(Preliminary)
Network Volumes Related Growth

	YOY % change
	Reported					FX-Adjusted (H)					Reported	FX-Adjusted (H)
	Q2'23	Q1'23	Q4'22	Q3'22	Q2'22	Q2'23	Q1'23	Q4'22	Q3'22	Q2'22	FY'23	FY'23
Network volumes (E)	8%	14%	12%	19%	25%	9%	16%	16%	23%	28%	11%	12%
Billed business (E)	8	15	13	21	27	8	16	15	24	30	11	12
U.S. Consumer Services	10	16	15	22	27	n/a	n/a	n/a	n/a	n/a	13	n/a
Commercial Services	2	10	11	20	27	2	10	11	20	27	6	6
International Card Services	15	21	14	21	29	17	29	26	37	43	18	23
Processed volumes (E)	9	8	8	10	12	13	15	17	19	19	8	14

Merchant industry billed business
Goods & Services (G&S) spend (73% of Q2'23 worldwide billed business)	6	8	7	13	15	6	9	10	16	18	7	8
T&E spend (27% of Q2'23 worldwide billed business)	14	37	34	52	80	14	39	38	57	84	24	25
Airline spend (7% of Q2'23 worldwide billed business)	12	57	62	110	142	12	60	67	118	148	31	33

See Appendix III for footnote references

American Express Company	(Preliminary)
Selected Credit Related Statistical Information
Card Member Loans and Card Member Receivables
(Billions, except percentages and where indicated)

	Q2'23	Q1'23	Q4'22	Q3'22	Q2'22	YOY % change	FY'23	FY'22	YOY % change
Card Member loans and receivables
Net write-off rate (principal, interest and fees) (J)	2.0%	1.7%	1.3%	1.0%	0.9%		1.9%	0.9%
Net write-off rate (principal only) (J)(L)	1.8%	1.6%	1.2%	0.9%	0.8%		1.7%	0.8%
30+ days past due as a % of total (L)	1.2%	1.2%	1.1%	0.9%	0.7%		1.2%	0.7%

Card Member loans
Total Card Member loans	$114.6	$109.1	$108.0	$99.0	$95.4	20	$114.6	$95.4	20
Credit loss reserves (millions)
Beginning balance	$4,053	$3,747	$3,319	$2,997	$2,981	36	$3,747	$3,305	13
Provisions - principal, interest and fees	923	786	757	596	272	#	1,709	161	#
Net write-offs - principal less recoveries	(490)	(397)	(277)	(203)	(192)	#	(887)	(357)	#
Net write-offs - interest and fees less recoveries	(107)	(89)	(68)	(56)	(55)	95	(196)	(105)	87
Other (I)	11	6	16	(15)	(9)	#	17	(7)	#
Ending balance	$4,390	$4,053	$3,747	$3,319	$2,997	46	$4,390	$2,997	46
% of loans	3.8%	3.7%	3.5%	3.4%	3.1%		3.8%	3.1%
% of past due	336%	330%	348%	393%	441%		336%	441%
Average loans	$112.4	$107.7	$103.9	$97.7	$92.4	22	$110.2	$89.7	23
Net write-off rate (principal, interest and fees) (J) (L)	2.1%	1.8%	1.3%	1.1%	1.1%		2.0%	1.0%
Net write-off rate (principal only) (J) (L)	1.7%	1.5%	1.1%	0.8%	0.8%		1.6%	0.8%
30+ days past due as a % of total (L)	1.1%	1.1%	1.0%	0.9%	0.7%		1.1%	0.7%

Net interest income divided by average Card Member loans (K)	11.1%	11.2%	10.5%	10.5%	10.2%		11.1%	10.2%
Net interest yield on average Card Member loans (K)	11.2%	11.3%	10.8%	10.8%	10.4%		11.2%	10.5%

Card Member receivables
Total Card Member receivables	$58.2	$57.5	$57.6	$55.3	$56.0	4	$58.2	$56.0	4
Credit loss reserves (millions)
Beginning balance	$223	$229	$159	$119	$76	#	$229	$64	#
Provisions - principal and fees	230	222	244	165	138	67	452	218	#
Net write-offs - principal and fees less recoveries	(243)	(230)	(178)	(122)	(95)	#	(473)	(162)	#
Other (I)	—	2	4	(3)	—	—	2	(1)	#
Ending balance	$210	$223	$229	$159	$119	76	$210	$119	76
% of receivables	0.4%	0.4%	0.4%	0.3%	0.2%		0.4%	0.2%
Net write-off rate (principal and fees) (J)	1.7%	1.6%	1.3%	0.9%	0.7%		1.6%	0.6%
Net write-off rate (principal only) (J)(L)	1.9%	1.9%	1.4%	1.0%	0.8%		1.9%	0.7%
30+ days past due as a % of total (L)	1.2%	1.4%	1.3%	1.1%	0.8%		1.2%	0.8%

# - Denotes a variance of 100 percent or more.

See Appendix III for footnote references

American Express Company	(Preliminary)
Selected Credit Related Statistical Information
Other Loans and Other Receivables
(Billions, except percentages and where indicated)

	Q2'23	Q1'23	Q4'22	Q3'22	Q2'22	YOY % change	FY'23	FY'22	YOY % change
Other loans (B)
Total other loans	$6.3	$5.9	$5.4	$4.8	$4.0	58	$6.3	$4.0	58
Credit loss reserves (millions)
Beginning balance	$83	$59	$46	$38	$48	73	$59	$52	13
Provisions	43	40	23	14	(6)	#	83	(8)	#
Net write-offs	(28)	(16)	(10)	(6)	(4)	#	(44)	(6)	#
Other (I)	—	—	—	—	—	—	—	—	—
Ending balance	$98	$83	$59	$46	$38	#	$98	$38	#
% of other loans	1.6%	1.4%	1.1%	1.0%	1.0%		1.6%	1.0%

Other receivables (B)
Total other receivables	$3.1	$3.0	$3.1	$3.0	$3.0	3	$3.1	$3.0	3
Credit loss reserves (millions)
Beginning balance	$25	$22	$22	$23	$22	14	$22	$25	(12)
Provisions	2	7	3	3	6	(67)	9	6	50
Net write-offs	(3)	(3)	(2)	(4)	(6)	(50)	(6)	(9)	(33)
Other (I)	—	(1)	(1)	—	1	#	(1)	1	#
Ending balance	$24	$25	$22	$22	$23	4	$24	$23	4
% of other receivables	0.8%	0.8%	0.7%	0.7%	0.8%		0.8%	0.8%

# - Denotes a variance of 100 percent or more.

See Appendix III for footnote references

American Express Company	(Preliminary)
Selected Income Statement Information by Segment
(Millions)

	U.S. Consumer Services (USCS)	Commercial Services (CS)	International Card Services (ICS)	Global Merchant and Network Services (GMNS)	Corporate and Other	Consolidated
Q2'23
Non-interest revenues	$4,643	$3,301	$2,349	$1,675	$(19)	$11,949
Interest income	2,934	792	497	14	538	4,775
Interest expense	647	364	261	(174)	572	1,670
Total revenues net of interest expense	6,930	3,729	2,585	1,863	(53)	15,054
Total provisions for credit losses	659	339	198	1	1	1,198
Total revenues net of interest expense after provisions for credit losses	6,271	3,390	2,387	1,862	(54)	13,856
Total expenses	5,021	2,677	2,134	899	391	11,122
Pretax income (loss)	$1,250	$713	$253	$963	$(445)	$2,734
Q2'22
Non-interest revenues	$4,154	$3,122	$2,140	$1,568	$51	$11,035
Interest income	1,893	468	347	5	86	2,799
Interest expense	136	121	144	(61)	99	439
Total revenues net of interest expense	5,911	3,469	2,343	1,634	38	13,395
Total provisions for credit losses	192	97	116	2	3	410
Total revenues net of interest expense after provisions for credit losses	5,719	3,372	2,227	1,632	35	12,985
Total expenses	4,446	2,594	2,044	830	528	10,442
Pretax income (loss)	$1,273	$778	$183	$802	$(493)	$2,543
YOY % change
Non-interest revenues	12	6	10	7	#	8
Interest income	55	69	43	#	#	71
Interest expense	#	#	81	#	#	#
Total revenues net of interest expense	17	7	10	14	#	12
Total provisions for credit losses	#	#	71	(50)	(67)	#
Total revenues net of interest expense after provisions for credit losses	10	1	7	14	#	7
Total expenses	13	3	4	8	(26)	7
Pretax income (loss)	(2)	(8)	38	20	10	8

# - Denotes a variance of 100 percent or more.

See Appendix III for footnote references

U.S. Consumer Services	(Preliminary)
Selected Income Statement and Statistical Information
(Millions, except percentages)

	Q2'23	Q1'23	Q4'22	Q3'22	Q2'22	YOY % change	FY'23	FY'22	YOY % change
Non-interest revenues	$4,643	$4,359	$4,416	$4,233	$4,154	12	$9,002	$7,791	16
Interest income	2,934	2,775	2,577	2,251	1,893	55	5,709	3,629	57
Interest expense	647	551	470	274	136	#	1,198	239	#
Net interest income	2,287	2,224	2,107	1,977	1,757	30	4,511	3,390	33
Total revenues net of interest expense	6,930	6,583	6,523	6,210	5,911	17	13,513	11,181	21
Total provisions for credit losses	659	584	542	403	192	#	1,243	76	#
Total revenues net of interest expense after provisions for credit losses	6,271	5,999	5,981	5,807	5,719	10	12,270	11,105	10
Total expenses	5,021	4,869	4,695	4,498	4,446	13	9,890	8,300	19
Pretax segment income	$1,250	$1,130	$1,286	$1,309	$1,273	(2)	$2,380	$2,805	(15)

(Billions, except percentages and where indicated)
Billed business (E)	$155.4	$142.3	$148.9	$140.3	$141.1	10	$297.6	$263.7	13
Proprietary cards-in-force (millions) (F)	43.2	42.4	41.7	41.2	40.3	7	43.2	40.3	7
Proprietary basic cards-in-force (millions) (F)	30.2	29.7	29.2	28.9	28.3	7	30.2	28.3	7
Average proprietary basic Card Member spending (dollars)	$5,181	$4,822	$5,116	$4,908	$5,028	3	$10,005	$9,480	6

Segment assets	$94.9	$90.6	$94.4	$84.8	$82.4	15	$94.9	$82.4	15

Card Member loans
Total loans	$75.6	$72.0	$72.7	$66.3	$63.7	19	$75.6	$63.7	19
Average loans	$74.2	$71.6	$69.4	$65.3	$61.6	20	$73.1	$60.0	22
Net write-off rate (principal, interest and fees) (J)	2.1%	1.9%	1.3%	1.1%	1.1%		2.0%	1.1%
Net write-off rate (principal only) (J)	1.7%	1.5%	1.1%	0.8%	0.8%		1.6%	0.8%
30+ days past due as a % of total	1.1%	1.1%	1.0%	0.9%	0.7%		1.1%	0.7%

Net interest income divided by average Card Member loans (K)	12.4%	12.6%	12.0%	12.0%	11.4%		12.4%	11.4%
Net interest yield on average Card Member loans (K)	12.1%	12.3%	11.9%	11.9%	11.3%		12.2%	11.3%

Card Member receivables
Total receivables	$13.7	$13.3	$14.3	$13.2	$13.8	(1)	$13.7	$13.8	(1)
Net write-off rate (principal and fees) (J)	1.3%	1.3%	1.0%	0.6%	0.5%		1.3%	0.4%
Net write-off rate (principal only) (J)	1.2%	1.2%	0.9%	0.6%	0.5%		1.2%	0.4%
30+ days past due as a % of total	0.8%	1.0%	0.9%	0.9%	0.6%		0.8%	0.6%

# - Denotes a variance of 100 percent or more.

See Appendix III for footnote references

Commercial Services				(Preliminary)
Selected Income Statement and Statistical Information
(Millions, except percentages)
	Q2'23	Q1'23	Q4'22	Q3'22	Q2'22	YOY % change	FY'23	FY'22	YOY % change
Non-interest revenues	$3,301	$3,107	$3,210	$3,145	$3,122	6	$6,408	$5,841	10
Interest income	792	706	635	552	468	69	1,498	883	70
Interest expense	364	321	288	201	121	#	685	208	#
Net interest income	428	385	347	351	347	23	813	675	20
Total revenues net of interest expense	3,729	3,492	3,557	3,496	3,469	7	7,221	6,516	11
Total provisions for credit losses	339	283	271	196	97	#	622	98	#
Total revenues net of interest expense after provisions for credit losses	3,390	3,209	3,286	3,300	3,372	1	6,599	6,418	3
Total expenses	2,677	2,579	2,739	2,526	2,594	3	5,256	4,859	8
Pretax segment income (loss)	$713	$630	$547	$774	$778	(8)	$1,343	$1,559	(14)

(Billions, except percentages and where indicated)
Billed business (E)	$130.2	$125.0	$130.5	$127.6	$127.9	2	$255.2	$241.5	6
Proprietary cards-in-force (millions) (F)	15.4	15.2	14.9	14.6	14.2	8	15.4	14.2	8
Average proprietary basic Card Member spending (dollars)	$8,490	$8,283	$8,816	$8,848	$9,146	(7)	$16,775	$17,526	(4)

Segment assets	$54.3	$53.8	$51.4	$51.3	$49.4	10	$54.3	$49.4	10

Card Member loans
Total loans	$23.8	$23.1	$21.4	$20.7	$19.4	23	$23.8	$19.4	23
Average loans	$23.5	$22.1	$21.2	$20.1	$18.8	25	$22.8	$17.9	27
Net write-off rate (principal, interest and fees) (J)	1.9%	1.4%	1.1%	0.8%	0.8%		1.7%	0.7%
Net write-off rate (principal only) (J)	1.6%	1.2%	0.9%	0.7%	0.6%		1.4%	0.6%
30+ days past due as a % of total	1.2%	1.1%	0.9%	0.7%	0.6%		1.2%	0.6%

Net interest income divided by average Card Member loans (K)	7.3%	7.1%	6.5%	6.9%	7.4%		7.2%	7.6%
Net interest yield on average Card Member loans (K)	9.6%	9.4%	8.9%	8.9%	8.8%		9.5%	8.9%

Card Member receivables
Total receivables	$27.2	$27.5	$26.9	$27.6	$27.1	—	$27.2	$27.1	—
Net write-off rate (principal and fees) (J)	1.5%	1.5%	1.1%	0.7%	0.6%		1.5%	0.5%
Net write-off rate (principal only) - small business (J)	2.1%	2.1%	1.5%	0.9%	0.7%		2.1%	0.6%
30+ days past due as a % of total - small business	1.7%	1.8%	1.6%	1.4%	0.9%		1.7%	0.9%
90+ days past billing as a % of total - corporate	0.5%	0.5%	0.6%	0.6%	0.4%		0.5%	0.4%

# - Denotes a variance of 100 percent or more.

See Appendix III for footnote references

International Card Services	(Preliminary)
Selected Income Statement and Statistical Information
(Millions, except percentages)

	Q2'23	Q1'23	Q4'22	Q3'22	Q2'22	YOY % change	FY'23	FY'22	YOY % change
Non-interest revenues	$2,349	$2,267	$2,197	$2,066	$2,140	10	$4,616	$3,999	15
Interest income	497	467	418	364	347	43	964	671	44
Interest expense	261	224	209	178	144	81	485	267	82
Net interest income	236	243	209	186	203	16	479	404	19
Total revenues net of interest expense	2,585	2,510	2,406	2,252	2,343	10	5,095	4,403	16
Total provisions for credit losses	198	181	210	176	116	71	379	198	91
Total revenues net of interest expense after provisions for credit losses	2,387	2,329	2,196	2,076	2,227	7	4,716	4,205	12
Total expenses	2,134	2,140	2,211	1,910	2,044	4	4,274	3,778	13
Pretax segment income	$253	$189	$(15)	$166	$183	38	$442	$427	4

(Billions, except percentages and where indicated)
Billed business (E)	$81.8	$76.9	$77.1	$70.2	$71.0	15	$158.7	$134.2	18
Proprietary cards-in-force (millions) (F)	20.7	20.4	20.1	19.8	19.6	6	20.7	19.6	6
Proprietary basic cards-in-force (millions) (F)	15.4	15.2	14.9	14.7	14.4	7	15.4	14.4	7
Average proprietary basic Card Member spending (dollars)	$5,360	$5,110	$5,207	$4,824	$4,967	8	$10,473	$9,476	11

Segment assets	$38.2	$36.3	$36.9	$32.9	$33.7	13	$38.2	$33.7	13

Card Member loans - consumer and small business
Total loans	$15.2	$14.0	$13.8	$12.0	$12.3	24	$15.2	$12.3	24
Average loans	$14.7	$13.9	$13.2	$12.3	$12.0	23	$14.4	$11.8	22
Net write-off rate (principal, interest and fees) (J)	2.8%	2.1%	1.7%	1.4%	1.3%		2.5%	1.3%
Net write-off rate (principal only) (J)	2.4%	1.8%	1.4%	1.2%	1.1%		2.1%	1.0%
30+ days past due as a % of total	1.3%	1.4%	1.2%	1.0%	0.9%		1.3%	0.9%

Net interest income divided by average Card Member loans (K)	6.4%	7.0%	6.3%	6.0%	6.7%		6.7%	6.9%
Net interest yield on average Card Member loans (K)	9.0%	9.2%	8.4%	8.0%	8.6%		9.1%	8.7%

Card Member receivables
Total receivables	$17.3	$16.7	$16.4	$14.5	$15.1	15	$17.3	$15.1	15
Net write-off rate (principal and fees) (J)	2.3%	2.1%	1.7%	1.4%	1.1%		2.2%	1.0%
Net write-off rate (principal only) - consumer and small business (J)	2.5%	2.4%	1.9%	1.6%	1.2%		2.4%	1.1%
30+ days past due as a % of total - consumer and small business	1.2%	1.3%	1.3%	1.2%	1.0%		1.2%	1.0%
90+ days past billing as a % of total - corporate	0.5%	0.4%	0.5%	0.5%	0.5%		0.5%	0.5%

See Appendix III for footnote references

Global Merchant and Network Services	(Preliminary)
Selected Income Statement and Statistical Information
(Millions, except percentages)

	Q2'23	Q1'23	Q4'22	Q3'22	Q2'22	YOY % change	FY'23	FY'22	YOY % change
Non-interest revenues	$1,675	$1,596	$1,621	$1,562	$1,568	7	$3,271	$2,940	11
Interest income	14	14	10	6	5	#	28	7	#
Interest expense	(174)	(131)	(127)	(97)	(61)	#	(305)	(105)	#
Net interest income	188	145	137	103	66	#	333	112	#
Total revenues net of interest expense	1,863	1,741	1,758	1,665	1,634	14	3,604	3,052	18
Total provisions for credit losses	1	6	1	3	2	(50)	7	3	#
Total revenues net of interest expense after provisions for credit losses	1,862	1,735	1,757	1,662	1,632	14	3,597	3,049	18
Total expenses	899	850	1,066	870	830	8	1,749	1,578	11
Pretax segment income	$963	$885	$691	$792	$802	20	$1,848	$1,471	26

(Billions)
Total network volumes (E)	$426.6	$398.9	$413.3	$394.4	$394.8	8	$825.5	$745.1	11

Segment assets	$17.0	$17.1	$20.0	$15.4	$16.0	6	$17.0	$16.0	6

# - Denotes a variance of 100 percent or more.

See Appendix III for footnote references

American Express Company	(Preliminary)
Appendix I
Components of Return on Average Equity (ROE) and Return on Average Common Equity (ROCE)
(Millions, except percentages)

	Q2'23	Q1'23	Q4'22	Q3'22	Q2'22
ROE
Annualized Net income	$8,696	$7,264	$7,514	$7,516	$7,856
Average shareholders' equity	$26,347	$25,352	$23,289	$23,587	$22,809
Return on average equity (C)	33.0%	28.7%	32.3%	31.9%	34.4%

Reconciliation of ROCE
Annualized Net income	$8,696	$7,264	$7,514	$7,516	$7,856
Preferred share dividends and equity related adjustments	58	57	57	58	58
Earnings allocated to participating share awards and other	69	55	57	57	60
Net income attributable to common shareholders	$8,569	$7,152	$7,400	$7,401	$7,738

Average shareholders' equity	$26,347	$25,352	$23,289	$23,587	$22,809
Average preferred shares	1,584	1,584	1,584	1,584	1,584
Average common shareholders' equity	$24,763	$23,768	$21,705	$22,003	$21,225
Return on average common equity (C)	34.6%	30.1%	34.1%	33.6%	36.5%

See Appendix III for footnote references

American Express Company	(Preliminary)
Appendix II
Net Interest Yield on Average Card Member Loans
(Millions, except percentages and where indicated)

	Q2'23	Q1'23	Q4'22	Q3'22	Q2'22	FY'23	FY'22
Consolidated
Net interest income	$3,105	$2,983	$2,758	$2,578	$2,360	$6,088	$4,559
Exclude:
Interest expense not attributable to our Card Member loan portfolio (M)	728	624	525	374	211	1,352	369
Interest income not attributable to our Card Member loan portfolio (N)	(703)	(602)	(451)	(300)	(167)	(1,305)	(272)
Adjusted net interest income (K)	$3,130	$3,005	$2,832	$2,652	$2,404	$6,135	$4,656
Average Card Member loans (billions)	$112.4	$107.7	$103.9	$97.7	$92.4	$110.2	$89.7
Net interest income divided by average Card Member loans (K)	11.1%	11.2%	10.5%	10.5%	10.2%	11.1%	10.2%
Net interest yield on average Card Member loans (K)	11.2%	11.3%	10.8%	10.8%	10.4%	11.2%	10.5%

U.S. Consumer Services
Net interest income	$2,287	$2,224	$2,107	$1,977	$1,757	$4,511	$3,390
Exclude:
Interest expense not attributable to our Card Member loan portfolio (M)	44	36	45	34	26	80	60
Interest income not attributable to our Card Member loan portfolio (N)	(91)	(82)	(73)	(61)	(52)	(173)	(94)
Adjusted net interest income (K)	$2,240	$2,178	$2,079	$1,950	$1,731	$4,418	$3,356
Average Card Member loans (billions)	$74.2	$71.6	$69.4	$65.3	$61.6	$73.1	$59.9
Net interest income divided by average Card Member loans (K)	12.4%	12.6%	12.0%	12.0%	11.4%	12.4%	11.4%
Net interest yield on average Card Member loans (K)	12.1%	12.3%	11.9%	11.9%	11.3%	12.2%	11.3%

Commercial Services
Net interest income	$428	$385	$347	$351	$347	$813	$675
Exclude:
Interest expense not attributable to our Card Member loan portfolio (M)	178	162	158	124	85	340	148
Interest income not attributable to our Card Member loan portfolio (N)	(46)	(38)	(32)	(24)	(18)	(84)	(34)
Adjusted net interest income (K)	$560	$509	$473	$451	$414	$1,069	$789
Average Card Member loans (billions)	$23.5	$22.1	$21.2	$20.1	$18.8	$22.8	$17.9
Net interest income divided by average Card Member loans (K)	7.3%	7.1%	6.5%	6.9%	7.4%	7.2%	7.6%
Net interest yield on average Card Member loans (K)	9.6%	9.4%	8.9%	8.9%	8.8%	9.5%	8.9%

International Card Services
Net interest income	$236	$243	$209	$186	$203	$479	$404
Exclude:
Interest expense not attributable to our Card Member loan portfolio (M)	110	88	82	72	61	198	115
Interest income not attributable to our Card Member loan portfolio (N)	(16)	(13)	(11)	(7)	(5)	(29)	(8)
Adjusted net interest income (K)	$330	$318	$280	$251	$259	$648	$511
Average Card Member loans (billions)	$14.7	$14.0	$13.3	$12.4	$12.1	$14.4	$11.8
Net interest income divided by average Card Member loans (K)	6.4%	7.0%	6.3%	6.0%	6.7%	6.7%	6.9%
Net interest yield on average Card Member loans (K)	9.0%	9.2%	8.4%	8.0%	8.6%	9.1%	8.7%
See Appendix III for footnote references

Appendix III	(Preliminary)

All Information in the preceding tables is presented on a basis prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), unless otherwise indicated. Certain reclassifications of prior period amounts have been made to conform to the current period presentation.
(A)	Represents net income, less (i) earnings allocated to participating share awards of $17 million, $14 million, $12 million, $14 million and $15 million in Q2'23, Q1'23, Q4'22, Q3'22 and Q2'22, respectively; and (ii) dividends on preferred shares of $15 million, $14 million, $14 million, $14 million and $15 million in Q2'23, Q1'23, Q4'22, Q3'22 and Q2'22, respectively.
(B)	Within assets, "other" includes the following items as presented in our Consolidated Balance Sheets: Other loans, less reserves for credit losses (including merchant financing loans), Premises and equipment and Other assets (including Other receivables); and within liabilities, "other" includes the following items: Accounts payable and Other liabilities.
(C)	Return on Average Equity (ROE) is calculated by dividing annualized net income for the period by average shareholders' equity for the period. Return on Average Common Equity (ROCE) is calculated by dividing annualized net income attributable to common shareholders for the period by average common shareholders' equity for the period.
(D)	Presented for the purpose of calculating the Tier 1 Leverage Ratio.
(E)	Network volumes represent our total volumes. Billed business represents transaction volumes from payment products issued by American Express. Processed volumes represent transaction volumes from cards issued by network partners and those associated with alternative payment solutions.
(F)	Cards-in-force represent the number of cards that are issued and outstanding by American Express (proprietary cards-in-force) and cards issued and outstanding under network partnership agreements with banks and other institutions. Basic cards-in-force excludes supplemental cards issued on consumer accounts. Cards-in-force is useful in understanding the size of our Card Member base.
(G)	Average fee per card is computed on an annualized basis based on proprietary net card fees divided by average proprietary total cards-in-force.
(H)	FX-adjusted information assumes a constant exchange rate between the periods being compared for purposes of conversion into U.S. dollars (e.g., assumes the foreign exchange rates used to determine results for the current period apply to the corresponding prior year period against which such results are being compared).
(I)	Other includes foreign currency impact on balance sheet re-measurement and translation.
(J)	Our practice is to include uncollectible interest and/or fees as part of our total provision for credit losses and we therefore present a net write-off rate including principal, interest and/or fees. We also present a net write-off rate based on principal losses only to be consistent with industry convention.
(K)	Net interest income divided by average Card Member loans, computed on an annualized basis, includes elements of total interest income and total interest expense that are not attributable to the Card Member loan portfolio, and thus is not representative of net interest yield on average Card Member loans. Net interest yield on average Card Member loans, a non-GAAP measure, is computed by dividing adjusted net interest income (also a non-GAAP measure) by average Card Member loans, computed on an annualized basis. Adjusted net interest income represents net interest income attributable to our Card Member loans (which includes, on a GAAP basis, interest that is deemed uncollectible), excluding the impact of interest expense and interest income not attributable to our Card Member loans. Reserves and net write-offs related to uncollectible interest are recorded through provisions for credit losses, and thus not included in the net interest yield calculation. We believe that net interest yield on average Card Member loans is useful to investors because it provides a measure of profitability of our Card Member loan portfolio. See Appendix II for calculations of net interest income divided by average Card Member loans and net interest yield on average Card Member loans.
(L)	Net write-off rate for principal losses only and 30+ days past due metrics represent consumer and small business, and are not available for corporate due to system constraints.
(M)	Primarily represents interest expense attributable to maintaining our corporate liquidity pool and funding Card Member receivables.
(N)	Primarily represents interest income attributable to Other loans, interest-bearing deposits and the fixed income investment portfolios.